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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated April 2, 2001, included in Innovative Gaming Corporation of America's Form 10-K for the years ended December 31, 2000 and 1999, and to all references to our firm included in this Registration Statement.


                                       /s/  KAFOURY, ARMSTRONG & CO.


Reno, Nevada
September 19, 2001